- LETTER from Daren C. Heitman, Portfolio Manager:(1) September 30, 1998
--------------------------------------------------------------------------------

 Dear Shareholder:

 The third quarter was a very difficult period for equity investors. Evidence of an economic slowdown has companies and investors lowering their expectations for 1998 and 1999 earnings. Predictably, this is having a negative impact on share prices. Unfortunately, small company stocks bore the brunt of the selling pressure, with the Russell 2000 Index declining 20.15% in the third quarter compared to the 9.86% decline posted by the S&P 500 Index. The Fund fared worse than the small cap market overall, declining 29.20% in the period.

 Stocks of small companies posting poor financial results were punished unmercifully as investors sought safety in large companies or companies with clear near-term outlooks. It is worth emphasizing that ultimately we own shares in companies. Despite any short-term gyrations in the stock prices, the value of those stocks will ultimately be determined by the future cash flows of those companies. In my opinion, the value of the future cash flows of the entire Fund did not decline by 30% during the past three months. I believe fear and liquidity issues are driving many investment decisions to the detriment of our style. In my view, these companies were undervalued when we purchased their stocks, and now they are less expensive with no material change in our long-term expectations.

 I am not trying to gloss over the fact that we owned the shares of several companies that required a downward earnings revision. That will often happen with this style of investing. A few of these performed poorly enough to shake my confidence in the company's long-term prospects, and they were sold. The others were viewed as short-term setbacks. In these cases, the near-term earnings outlook is of secondary importance to the company's long-term earnings power in our decision to own the stock. In the third quarter, however, intense selling pressure met any disappointment regardless of valuation. For example, we now hold eight stocks selling at 50% of book value or less. Yet most generate positive cash flows and have a solid balance sheet to go with a credible strategy to improve results.

 Farmers are notoriously stubborn. Farmers need to be stubborn to persevere through the inevitable years when weather or commodity prices do not go their way. Yet "bull-headedness" can lead either to demise or success depending on how it is applied. For instance, a farmer might have hilly land with rocky soil more suitable for mountain goats than corn. If he insists on planting corn there year after year, he is doomed to fail. On the other hand, consider a farmer with a good strategy of planting a crop on productive land. Even with good land, that farmer is not guaranteed a profit each year. However, if he keeps planting a crop year after year on productive land he will make a profit over time.

 The disappointing results of the fund to date will not cause a change in strategy. Some years will simply be better than others. Over time, though, I expect to have more good years than poor years, reflecting my confidence in the strategy. This confidence is not based on wishful thinking. Independent studies suggest that low price to book value stocks perform better than average over the long term, and the effect is more pronounced for small cap stocks. Currently, though, we are in the midst of significant underperformance by small, "deep value" stocks. In my view, this implies there will eventually be a period of catch-up that could prove quite powerful. In the end, valuation matters.

 I sincerely hope that everyone who experienced this tough period stays with the strategy for the long term. I believe with conviction our discipline will be rewarded.

                                                   [DAREN C. HEITMAN SIGNATURE]

- PERFORMANCE (%)(1)
---------------------------------------------

                                       3Q     YTD         Since
                                      1998    1998     Inception(2)
 SMALL CAP CONTRARIAN                -29.20  -29.20       -29.20
 RUSSELL 2000                        -20.15  -16.21       -12.94
 S&P 500                              -9.86    6.14         6.99

- SECTOR Weightings (as of September 30, 1998)
-----------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer
Discretionary              26.7%
Energy                      6.8%
Financial Services          9.5%
Health Care                13.0%
Materials &
Processing                 11.4%
Other                       3.0%
Producer Durables           6.1%
Technology                 10.4%
Cash                        5.1%
Autos &
Transportation              8.0%

- PORTFOLIO Characteristics(1)
---------------------------------------------

                              SMALL CAP
                              CONTRARIAN          RUSSELL 2000            S&P 500

 PRICE/BOOK                      0.93                 2.17                  3.99
 PRICE/SALES                     0.43                 1.15                  1.66
 P/E RATIO (MEDIAN)              14.2                 17.5                  20.0
        -------------------------------------------------------------------------------
 EPS GROWTH CURRENT             16.1%                 17.4%                 8.6%
  FISCAL YEAR AVERAGE
        -------------------------------------------------------------------------------
 MARKET CAP $ WGHTD.         $140 million         $630 million          $43 billion
  MED.
 PORTFOLIO VALUE             $5.8 million         $748 billion         $8,124 billion
 NUMBER OF HOLDINGS               40                  1,965                 500

       --------------------------------------------------------------------------------
 CUSIP #:                     830833604       INITIAL INVESTMENT:          $1,000
                                              SUBSEQUENT                    $100
                                              INVESTMENT:

- SECTOR Performance (as of September 30, 1998)
-----------------------------------------------------------------

                         3Q 1998                                                  YTD 1998
--------------------------------------------------------- ---------------------------------------------------------
                                     SMALL CAP    RUSSELL                                      SMALL CAP    RUSSELL
                                     CONTRARIAN    2000                                        CONTRARIAN    2000
FINANCIAL SERVICES                      -21.5%    -14.9%  CONSUMER STAPLES                         91.8%    -11.8%
--------------------------------------------------------- ---------------------------------------------------------
TECHNOLOGY                              -21.7     -20.7   CONSUMER DISCRETIONARY                   -8.8     -14.5
--------------------------------------------------------- ---------------------------------------------------------
OTHER                                   -24.6     -25.2   AUTOS & TRANSPORTATION                  -15.4     -18.4
--------------------------------------------------------- ---------------------------------------------------------
HEALTH CARE                             -24.7     -16.9   OTHER                                   -17.4     -26.8
--------------------------------------------------------- ---------------------------------------------------------
CONSUMER DISCRETIONARY                  -26.0     -24.7   FINANCIAL SERVICES                      -23.6     -12.7
--------------------------------------------------------- ---------------------------------------------------------
AUTOS & TRANSPORTATION                  -28.2     -27.5   HEALTH CARE                             -27.3     -18.7
--------------------------------------------------------- ---------------------------------------------------------
ENERGY                                  -33.1     -30.8   PRODUCER DURABLES                       -35.4     -22.6
--------------------------------------------------------- ---------------------------------------------------------
PRODUCER DURABLES                       -43.5     -24.5   ENERGY                                  -42.9     -40.4
--------------------------------------------------------- ---------------------------------------------------------
MATERIALS & PROCESSING                  -46.6     -24.4   TECHNOLOGY                              -46.5     -15.2
--------------------------------------------------------- ---------------------------------------------------------
UTILITIES                                N/A*     -10.0   MATERIAL & PROCESSING                   -52.8     -20.4
--------------------------------------------------------- ---------------------------------------------------------
CONSUMER STAPLES                         N/A*     -13.3   UTILITIES                                N/A*      -0.4
--------------------------------------------------------- ---------------------------------------------------------
* Not Applicable

- STOCK Highlights(3)
---------------------------------------------

 IMATION CORP. (IMN)
IMN, a specialist in imaging and data storage solutions, was created by the spinout of several independent businesses from 3M in 1996. An agreement was recently reached for the sale of one of those businesses for about $500 million. This figure compares to debt outstanding of $300 million and an equity market capitalization of about $700 million. The remaining businesses have the potential to generate more than $3.00 per share in earnings before consideration of any potential uses of the excess cash (e.g. share repurchases or accretive acquisitions). The stock is selling below book value and at a very low multiple of potential earnings.

 WILLBROS GROUP, INC. (WG)
WG has serviced the oil and gas industry for more than 100 years, and has developed a worldwide market leadership for construction projects in harsh environments. For example, WG constructed a pipeline to recover oil and gas from remote regions in Indonesia. After years of exploration in virgin areas by the major and state oil companies, the industry is poised for more infrastructure spending. Despite a healthy outlook for winning new business and a debt-free balance sheet, WG is selling at about 75% of its book value, and a very low multiple of potential earnings of $2.00 per share or more.

- TOP Ten Holdings(3)

                                                             % OF NET ASSETS
----------------------------------------------------------------------------

 WILLBROS GROUP INC.
  Engineering/construction firm                                     4.5%

 IMATION CORP.
  Data storage products                                             4.1%

 RIGHT MGMT CONSULTANTS
  Outplacement & HR services                                        3.9%

 QUEST DIAGNOSTICS INC.
  Diagnostic testing services                                       3.4%

 BIRMINGHAM STEEL CORP.
  Steel mini-mill                                                   3.1%

 CLINTRIALS RESEARCH INC.
  Contract research firm                                            3.1%

 SPACEHAB, INC.
  Lab & supply modules                                              3.0%

 NAVIGATORS GROUP, INC. (THE)
  Property & casualty insurance                                     2.8%

 TRIGON HEALTHCARE, INC.
  Health maintenance organization                                   2.8%

 DT INDUSTRIES, INC.
  Packaging equipment                                               2.8%

 TOP TEN HOLDINGS                                                  33.5%

(1) The performance for the period December 15, 1997 (inception) through September 30, 1998, is an annual total return calculation which is described in the Fund's prospectus. Of course, past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

    The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America. All figures take into account reinvested dividends. All indexes and portfolio characteristics are compiled by Frank Russell Company.

    Sources: Frank Russell Company.

(2) Return is calculated from the Fund's inception on December 15, 1997.

(3) Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund of this type which invests in stocks of small companies, which tend to be more volatile and less liquid than stocks of large companies.

Distributor: Funds Distributor Inc.

For 24-hour account information CALL: 1.800.828.2SKY
                   (1.800.828.2759)

To speak with a Skyline Funds Representative during normal business hours CALL: 1.800.828.2SKY and press 0 when prompted.

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